SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement           [ ] Confidential, for Use of the Com-
                                              mission Only (as permitted by
                                              Rule 4a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.241.14a-11(c) or ss.240.14a-12

                             Siebert Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

      __________________________________________________________________________
   2) Aggregate number of securities to which transaction applies:

      __________________________________________________________________________
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0_11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      __________________________________________________________________________
   4) Proposed maximum aggregate value of transaction:

      __________________________________________________________________________
   5) Total fee paid:

      __________________________________________________________________________

[ ] Fee previously paid with preliminary materials.

________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0_11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

      __________________________________________________________________________
   2)  Form, Schedule or Registration Statement No.:

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   3)  Filing Party:

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   4)  Date Filed:

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

                             SIEBERT FINANCIAL CORP.
                          885 Third Avenue, Suite 1720
                            New York, New York 10022
                                 (212) 644-2400

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be Held on December 1, 1997

To our Shareholders:

     PLEASE TAKE NOTICE that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Siebert Financial Corp., a New York corporation (the "Company"), will be held at the Four Seasons Hotel, 57 East 57th Street, New York, New York, on Monday, December 1, 1997 at 9:30 a.m., local time, for the following purposes:

     1. To elect five members of the Board of Directors to serve until the next Annual Meeting of Shareholders;

     2. To ratify and approve a Stock Option Plan approved by the Board of Directors;

     3. To approve the granting of stock options to the non-employee members of the Board of Directors of the Company;

     4. To approve certain proposed amendments to the Company's Certificate of Incorporation;

     5. To ratify and approve the appointment by the Board of Directors of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ended December 31, 1997; and

     6. To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponements thereof.

     All shareholders are cordially invited to attend. Only holders of record of issued and outstanding shares of Common Stock of the Company at the close of business on Tuesday, October 28, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. A copy of the Company's Proxy Statement and 1996 Annual Report to Shareholders is enclosed.

                                       By Order of the Board of Directors,

                                       Daniel Iesu
                                          Secretary
November 7, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS USE AT THE ANNUAL MEETING. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

                             SIEBERT FINANCIAL CORP.
                          885 Third Avenue, Suite 1720
                            New York, New York 10022
                                 (212) 644-2400

                 PROXY STATEMENT FOR THE 1997 ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD ON DECEMBER 1, 1997

                                  INTRODUCTION

General

     This Proxy Statement is being furnished to the holders of common stock (the "Shareholders") of Siebert Financial Corp., a New York corporation (the
"Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 9:30 a.m., local time, on Monday, December 1, 1997 at the Four Seasons Hotel, 57 East 57th Street, New York, New York, and any adjournments or postponements thereof. This Proxy Statement is first being sent to Shareholders of the Company on or about November 7, 1997.

     At the Annual Meeting, Shareholders will (1) elect five members of the Board of Directors to serve until the next Annual Meeting of Shareholders; (2) ratify and approve a Stock Option Plan approved by the Board of Directors; (3) approve the granting of stock options to the non-employee members of the Company's Board of Directors; (4) approve certain proposed amendments to the Company's Certificate of Incorporation; (5) ratify and approve the appointment by the Board of Directors of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ended December 31, 1997; and (6) consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Shareholders may also consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date; Shares Entitled to Vote

     The Board of Directors has fixed the close of business on October 28, 1997 as the record date (the "Record Date") for determining holders of outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only holders of record of Common Stock at the close of business on such date will be entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof. On that date, there were 5,237,610 shares of Common Stock outstanding and entitled to vote. As of October 28, 1997, 5,105,000 shares of Common Stock were beneficially owned by Muriel F. Siebert, the Chair, President and a Director of the Company. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted for a vote at the Annual Meeting.

Vote Required

     Pursuant to the Company's Bylaws, the affirmative vote of the holders of a plurality of the voting power of all shares of Common Stock present in person or by proxy at the Annual Meeting and voting is required to elect Directors. The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the adoption of the 1997 Stock Option Plan and the granting of stock options to the non-employee members of the Company's Board of Directors. The affirmative vote of the holders of a majority of the voting power of all shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the amendments to the Company's Certificate of Incorporation. The affirmative vote of the holders of a majority of the voting power of all shares of Common Stock present in person or by proxy at the Annual Meeting and voting is required to approve the appointment of auditors. Abstentions will have the same effect as a vote against the approval of the adoption of the 1997 Stock Option Plan, the granting of stock options to the non-employee members of the Company's Board of Directors, the approval of the adoption of the amendments to the Company's Certificate of Incorporation and the proposal to approve the appointment of auditors and, with respect to election of a nominee for Director, will have the same effect as a withheld vote. Broker non-votes will have no effect on the votes with respect to the proposal to approve the adoption of the 1997 Stock Option Plan, approve the adoption of the amendments to the Company's Charter and approve the appointment of auditors, nor will they have any effect on the election of Directors.

Solicitation of Proxies

     Each Shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that shares owned thereby are voted at the Annual Meeting. All shares of Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions on the proxies. If no instructions are given or indicated, properly executed proxies will be voted IN FAVOR OF the approval of the adoption of the Company's 1997 Stock Option Plan, IN FAVOR OF the approval of the granting of stock options to the non-employee members of the Company's Board of Directors, IN FAVOR OF the approval of the adoption of the amendments to the Company's Certificate of Incorporation, IN FAVOR OF the ratification and approval of the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 1997, and FOR the election of the nominees for Director described herein. In the event that any nominee at the time of election shall be unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), and in consequence other nominees shall be nominated, the persons named in the proxy shall have the discretion and authority to vote or refrain from voting in accordance with their judgment on such other nominations. The Company does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented to the Annual Meeting for action, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on such matters in accordance with their own judgment.

Revocation of Proxies

     Any Shareholder may revoke a proxy at any time before such proxy is voted. Proxies may be revoked (i) by delivering to the Secretary of the Company a written notice of revocation bearing a date later than the date of the proxy,
(ii) by duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company, or (iii) by attending the Annual Meeting and stating to the Secretary of the Company an intention to vote in person and so voting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any subsequent proxy or written notice of revocation of a proxy should be delivered to Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022, Attention: Daniel Iesu, Secretary.

Cost of Solicitation

     The Company will bear the cost of the preparation and mailing of proxies in connection with the Annual Meeting, estimated at $1,500 in the aggregate. Proxies will be solicited by telephone, telegram, mail or personal contact. American Stock Transfer & Trust Company, the Company's transfer agent, will aid in the solicitation of proxies in connection with the Annual Meeting for no additional fee. Directors, officers and employees of the Company may solicit proxies by telephone, telegram, mail or personal contact. Such persons will receive no additional compensation for such services, but the Company may reimburse them for reasonable out-of-pocket expenses incurred in connection therewith. Copies of solicitation material will be furnished to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of shares of Common Stock held in their names and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

                              ELECTION OF DIRECTORS

General

     At the Annual Meeting, Shareholders will elect five members of the Board of Directors to serve until the Annual Meeting of Shareholders to be held in 1998 and in each case until their respective successors are elected and qualified or until their death, resignation, retirement, disqualification or removal as provided in the Certificate of Incorporation and Bylaws of the Company.

Nominees for Director

     The nominees for Director, together with certain information furnished to the Company by each nominee, are set forth below. All of such nominees currently serve as directors of the Company.

     Muriel F. Siebert, 65, has been Chair, President and a director of Muriel Siebert & Co., Inc. ("Siebert") since 1967 and the Company since November 8, 1996. The first woman member of the New York Stock Exchange on December 28, 1967, Ms. Siebert served as Superintendent of Banks of the State of New York from 1977 to 1982. She is a director of the New York State Business Council, the National Women's Business Council, the International Women's Forum and the Boy Scouts of Greater New York.

     Nicholas P. Dermigny, 39, has been Executive Vice President and Chief Operating Officer of Siebert since joining the firm in 1989. Prior to 1993, he was responsible for the retail discount division. Mr. Dermigny became an officer and director of the Company on November 8, 1996.

     Patricia L. Francy, 52, is Treasurer and Controller of Columbia University. She previously served as the University's Director of Finance and Director of Budget Operations and has been associated with the University since 1969. Ms. Francy became a director of the Company on March 11, 1997.

     Jane H. Macon, 51, is a partner with the law firm of Fulbright & Jaworski L.L.P., San Antonio, Texas. Ms. Macon has been associated with the firm since 1983. Ms. Macon became a director of the Company on November 8, 1996.

     Monte E. Wetzler, 61, is a partner with the New York law firm of Brown Raysman Millstein Felder & Steiner, LLP and chairman of its corporate department. From 1988 until October 31, 1996, Mr. Wetzler was a partner with the New York law firm of Whitman Breed Abbott & Morgan, chairman of its corporate department and a member of its executive committee. Mr. Wetzler became a director of the Company on November 8, 1996.

Other Information

     The Board of Directors has standing Audit and Compensation Committees, each currently consisting of Ms. Macon, Mr. Wetzler and Ms. Francy, who joined the Board in March 1997.

     From November 8, 1996 when the Company merged with and into J. Michaels, Inc. until December 31, 1996, Ms. Macon and Mr. Wetzler served as members of the Audit Committee. The Audit Committee held no meetings during that brief period in 1996. Ms. Macon, Mr. Wetzler and Ms. Francy currently serve as members of the Audit Committee. The duties performed or to be performed by the Audit Committee include (1) review with the independent public accountants of the scope of their audit, the audited consolidated financial statements, and any internal control comments contained in the independent public accountants' management letter, including corrective action taken by management; (2) review of the Company's interim unaudited financial reports; (3) review with the independent public accountants of the adequacy of the internal accounting control systems of the Company and its subsidiaries; and (4) review and approval of management's recommendation for the appointment of outside independent public accountants prior to the submission of their nomination to the Board of Directors for approval and to the Shareholders for ratification. The Audit Committee is concerned with the accuracy and completeness of the Company's consolidated financial statements and matters which relate to them. However, the Audit Committee's role does not involve the professional evaluation of the quality of the audit conducted by the independent public accountants. While it is believed that the Audit Committee's activities are beneficial because they provide ongoing oversight on behalf of the full Board, they do not alter the traditional roles and responsibilities of the Company's management and independent public accountants with respect to the accounting and control functions and financial statement presentation.

     From November 8, 1996 until December 31, 1996, Ms. Macon and Mr. Wetzler served as members of the Compensation Committee. The Compensation Committee held no meetings during that brief period in 1996. Ms. Macon, Mr. Wetzler and Ms. Francy currently serve as members of the Compensation Committee. The duties of the Compensation Committee are to develop, administer and monitor the executive compensation policies of the Company and make recommendations to the Board with respect to these policies. In addition, the Compensation Committee annually reviews the salaries of the Company's executive officers, including the Chief Executive Officer. When setting the salary of the executive officers for 1997, the Compensation Committee took into consideration the compensation for such persons in previous years.

     During the last two months of 1996, the Board of Directors held one meeting by conference telephone and acted once by unanimous written consent. Each incumbent Director attended all of the Board meetings held during the period in which such Director was a member of the Board and all of the meetings of the committees on which he or she served during such period.

     The Company indemnifies its executive officers and Directors to the extent permitted by applicable law against liabilities incurred as a result of their service to the Company. Directors are also indemnified to the extent permitted by applicable law against liabilities incurred as a result of their service as directors of other corporations when serving at the request of the Company. The Company has a directors and officers liability insurance policy underwritten by Executive Risk Indemnity, Inc. in the aggregate amount of $5 million. The policy term is from November 8, 1996 to November 8, 1998. As to reimbursements by the insurer of the Company's indemnification expenses, the policy has a $150,000 deductible; there is no deductible for covered liabilities of individual Directors and officers.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires officers, Directors and beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership and changes in their ownership of the equity securities of the Company with the Securities and Exchange Commission ("Commission") and the Nasdaq SmallCap Market. Based solely on a review of the reports and representations furnished to the Company during the last fiscal year by such persons, the Company believes that each of these persons is in compliance with all applicable filing requirements.

Vote Required

     The affirmative vote of the holders of a plurality of the voting power of all shares of Common Stock present in person or by proxy at the Annual Meeting and voting with each share of Common Stock having one vote, is required to elect Directors. The enclosed proxy provides a means for Shareholders to vote for the election of all of the nominees for Director listed above, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Abstentions with respect to the election of a nominee for Director will have the same effect as a withheld vote and broker non-votes will have no effect on the election of Directors.

     It is the intention of the persons named in the enclosed proxy to vote FOR the election of all of the persons named above to serve as Directors of the Company. The nominees, each of whom currently serves as a Director, have consented to be named in this Proxy Statement and to continue to serve as Directors if elected. Management does not contemplate or foresee that any of the nominees will be unable or unwilling to serve or otherwise unavailable for election, but if such a situation should arise and other nominees are nominated, the persons named in the proxy will vote for the election of the other nominees recommended by the Board of Directors. In all cases, the Board of Directors has the authority to elect persons to fill vacancies on the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation of the Company

     The following table sets forth certain information with respect to compensation awarded to, earned by or paid to (a) the Company's Chief Executive Officer and (b) each of the four most highly compensated executive officers of the Company as of the 1996 year end (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000, in each case for the preceding three fiscal years (collectively, the "Named Executives"). In 1996, there was only one such person.

                           SUMMARY COMPENSATION TABLE

                                                   Annual Compensation
              Name and                         --------------------------
         Principal Position        Year        Salary ($)       Bonus ($)
         ------------------        -----       ----------       ---------

Muriel F. Siebert                  1996         $150,000        $2,975,000
Chair and President                1995          108,000         3,017,000
                                   1994          108,000         1,257,000

Nicholas P. Dermigny               1996          125,000           205,000
Executive Vice President           1995          125,000           175,000
and Chief Operating Officer        1994           73,000           121,900

Stock Options

     No options were granted to or exercised by any of the Named Executives during fiscal 1996. See "APPROVAL OF STOCK OPTION PLAN--General Information-- Underlying Shares Awarded Under the Stock Option Plan."

Compensation of Directors

     Directors who are not employees of the Company or its subsidiaries are paid a fee at an annual rate of $10,000. On March 11, 1997, each of the non-employee Directors of the Company received an option to purchase 10,000 shares of Common Stock at an exercise price of $9.25 per share expiring on the fifth anniversary of the date of grant. Officers and employees of the Company or its subsidiaries receive no remuneration for their services as Directors. The Company indemnifies its Directors to the extent permitted by applicable law. See "ELECTION OF DIRECTORS--Other Information" and "EXECUTIVE COMPENSATION AND OTHER INFORMATION--Certain Relationships and Related Transactions."

Certain Relationships and Related Transactions

     As a registered broker-dealer, the Company is subject to the Uniform Net Capital Rule (Rule 15c3-1) promulgated by the Securities and Exchange Commission. "Net capital" is defined as net worth (assets minus liabilities), plus qualifying subordinated borrowings, less certain deductions. Ms. Siebert has executed subordinated notes in favor of the Company in the principal amount of $3 million which bear interest at rates ranging from 4% to 8%.

     The foregoing relationship and transactions have been approved by the Board or a committee of the Board or by the Shareholders and, to the extent that such arrangements are available from non-affiliated parties, are on terms no less favorable to the Company than those available from non-affiliated parties.

             PRINCIPAL HOLDERS OF VOTING SECURITIES OF THE COMPANY

     The following table sets forth information concerning each person or group of affiliated persons known by management to own beneficially more than five percent (5%) of the Company's Common Stock as of November 6, 1997. The information given is based on information furnished to the Company by such persons or groups and statements filed with the Commission.

                                                Shares of           Percent of
Name and Address of Beneficial Owner           Common Stock          Class(1)
------------------------------------           ------------          --------

Muriel F. Siebert                                5,105,000             97.5%
   885 Third Avenue, Suite 1720
   New York, New York 10022

----------
(1) Includes in each case shares of Common Stock issuable upon exercise of options or warrants exercisable within 60 days for the subject individual only. Percentages computed on the basis of 5,237,610 shares of Common Stock outstanding as of November 6, 1997.

                SECURITY OWNERSHIP OF MANAGEMENT OF THE COMPANY

     The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of November 6, 1997. This information includes beneficial ownership by each person (or group of affiliated persons) who is known to the Company to own beneficially more than 5% of the Common Stock, by each of the Company's directors and executive officers and by all directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Name                                    Shares              Percentage(1)
----                                    ------              -------------
Muriel F. Siebert                     5,105,000                 97.5%
885 Third Avenue, Suite 1720
New York, New York 10022

Nicholas P. Dermigny                          0                 *
Richard M. Feldman                            0                 *
Daniel Iesu                                   0                 *
Patricia L. Francy                       10,000(2)              *
Jane H. Macon                            10,000(2)              *
Monte E. Wetzler                         10,000(2)              *
Directors and executive officers      5,135,000(3)              98.0%
  as a group (7 persons)

------------
*    Less than 1%

(1)  Percentages  computed  on the basis of  5,237,610  shares  of Common  Stock
     outstanding  as  of  November  6,  1997  in  accordance   with  Rule  13d-3
     promulgated under the Securities Exchange Act of 1934, as amended.

(2) Consists of 10,000 shares of Common Stock which the director has the right to acquire pursuant to a stock option grant.

(3) Includes options to purchase an aggregate of 30,000 shares of Common Stock described in footnote 2 above.

                         APPROVAL OF STOCK OPTION PLAN

General

     The Board of Directors is submitting the 1997 Stock Option Plan (the "Stock Option Plan") to the Shareholders for their ratification and approval. The purpose of the Stock Option Plan is to advance the interests of the Company and its Shareholders by providing employees of the Company and its subsidiaries with a larger personal and financial interest in the success of the Company through the grant of stock-based incentive compensation. The Board of Directors believes that the Stock Option Plan will benefit the Company and its Shareholders and, thus, recommends approval of the Stock Option Plan.

General Information

     Effective Date and Duration of the Stock Option Plan. The Stock Option Plan will become effective upon approval by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock, and will terminate ten years from the date of its adoption, or such earlier date as the Board of Directors may determine.

     Administration. The Stock Option Plan is to be administered by a committee of the Board of Directors (the "Committee") that consists of at least two directors and that satisfies the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule, and Section 162(m)(4)(C)(i) of the Code. The Compensation Committee has functioned as such Committee. Such Committee will select persons to receive awards under the Stock Option Plan, determine the amount of each award and the terms and conditions governing such award, interpret the Stock Option Plan and any awards granted thereunder, establish rules and regulations for the administration of the Stock Option Plan and take any other action necessary or desirable for the administration of the Stock Option Plan.

     Underlying Shares Awarded Under the Stock Option Plan. On May 16, 1997, the Company granted options to purchase Common Stock to certain of its employees at an exercise price of $9.25 per share. On November 6, 1997, the Company granted options to purchase 10,000 shares of Common Stock to its Executive Vice President and Chief Financial Officer at an exercise price of $8.875 per share. All such options are exercisable at a rate of 20% on the first, second, third, fourth and fifth anniversaries of the date of grant and expire after the tenth anniversary of the date of grant; options to purchase an aggregate of approximately 201,600 shares of Common Stock are currently outstanding and held by 44 employees including options to purchase 50,000 shares of Common Stock held by Nicholas P. Dermigny. See "--Option Grants." The maximum number of shares of Common Stock that may be delivered or purchased under the Stock Option Plan is 525,000, subject to adjustment to preserve the value of an award in the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company.

     The shares of Common Stock may be authorized but unissued shares that are not reserved for any other purpose, or previously issued shares acquired by the Company and held in its treasury. If, as a result of the termination, expiration or forfeiture of an award or otherwise, certain shares were no longer subject to an award under the Stock Option Plan, such shares would again be available for future awards under the Stock Option Plan.

     Amendment of the Stock Option Plan. The Stock Option Plan may be amended by the Board of Directors as it deems advisable; provided, however, that no amendment will become effective unless approved by affirmative vote of the Company's Shareholders if such approval is necessary for the continued validity of the Stock Option Plan or if the failure to obtain such approval would adversely affect the compliance of the Stock Option Plan with Rule 16b-3 under the Exchange Act or any other rule or regulation. No amendment may, without the consent of a participant, impair such participant's rights under any option previously granted under the Stock Option Plan.

Awards Available Under the Stock Option Plan

     Pursuant to the Stock Option Plan, options to purchase Common Stock of the Company ("Options") may be granted to any employee. The Company currently has approximately 115 employees.

     Any Options awarded under the Stock Option Plan, which will be evidenced by option agreements, will be either Options intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options") or Options not intended to so qualify ("Nonstatutory Stock Options"). The aggregate fair market value of Common Stock for which a participant is granted Incentive Stock Options that first become exercisable during any given calendar year will be limited to $100,000. To the extent such limitation is exceeded, an Option will be treated as a Nonstatutory Stock Option.

     No employee may be granted Options during any consecutive 12-month period on more than 100,000 shares of Common Stock, subject to adjustment in the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company.

     An Option may be granted for a term not to exceed ten years from the date such Option is granted. An Incentive Stock Option awarded to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company may not, in any event, be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. All Options will be exercisable in accordance with the terms and conditions set forth in the option agreements evidencing the grant of such Options. Except under limited circumstances involving termination of employment due to retirement or death or disability, a participant may not exercise any Option granted under the Stock Option Plan within the first year after the date of the grant of such Option.

     The price for which shares of Common Stock may be purchased upon the exercise of an Option will be the fair market value of such shares on the date of the grant of such Option; provided, however, that an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall have a purchase price for the underlying shares equal to 110% of the fair market value of the Common Stock on the date of grant. For purposes of the Stock Option Plan, the fair market value of a share of Common Stock on a specified date will be the closing price of the Common Stock on such date on The Nasdaq SmallCap Market or, if no such sale of Common Stock occurs on such date, the fair market value of the Common Stock as determined by the Committee in good faith.

     Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Stock Option Plan must be made at the time of such exercise. The Stock Option Plan provides that the purchase price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of purchase. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and any other documents that the Committee deems necessary.

     During a participant's lifetime, Options granted under the Stock Option Plan will be exercisable only by such participant. Furthermore, any Options granted under the Stock Option Plan may not be transferred, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, a participant may transfer a Nonstatutory Stock Option granted under the Stock Option Plan to his or her spouse, children and/or grandchildren, or to one or more trusts for the benefit of such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred will be subject to the same terms and conditions that applied to such Option immediately prior to its transfer, except that it will not be further transferable by the transferee during the transferee's lifetime.

     If a participant's employment terminates by reason of death, permanent disability, or retirement at or after age 65, the participant (or the participant's estate in the event of the participant's death) may, within 90 days following such termination, exercise the option with respect to all or any part of the shares of Common Stock subject thereto regardless of whether the option was otherwise exercisable at the time of termination of employment. If a participant's employment terminates for any other reason, the participant may, within 30 days following such termination, exercise the Option with respect to all or any part of the shares of Common Stock subject thereto, but only to the extent that such Option was exercisable at the time of termination of employment.

     The foregoing summary is qualified in its entirety by reference to the full text of the Stock Option Plan, which is set forth as Annex A to this Proxy Statement.

     On November 5, 1997, the closing bid price of the Company's Common Stock on The Nasdaq SmallCap Market was $7.50 per share.

Federal Income Tax Consequences

     Nonstatutory Stock Options. The grant of a Nonstatutory Stock Option will have no immediate tax consequences to the Company or the employee. The exercise of a Nonstatutory Stock Option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price.

     Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a Nonstatutory Stock Option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

     The Company will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a Nonstatutory Stock Option.

     Incentive Stock Options. The grant of an Incentive Stock Option will have no immediate tax consequences to the Company or the employee. If the employee exercises an Incentive Stock Option and does not dispose of the acquired shares within two years after the grant of the Incentive Stock Option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the Option will be taxed as if it were a Nonstatutory Stock Option.

     If an employee makes a disqualifying disposition, he will be required to include in income, as compensation, the lesser of (i) the difference between the option price and the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) or (ii) the amount of gain realized. In addition, depending on the amount received as a result of such disposition, the employee may realize long or short-term capital gain or loss.

     The Company will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of compensation income as a result of a disqualifying disposition. If there is no disqualifying disposition, no deduction will be available to the Company.

Option Grants

     On May 16, 1997, the Company granted Options to certain of its employees at an exercise price of $9.25 per share. On November 6, 1997, the Company granted options to purchase 10,000 shares of Common Stock to its Executive Vice President and Chief Financial Officer at an exercise price of $8.875 per share. All such Options are exercisable at a rate of 20% on the first, second, third, fourth and fifth anniversaries of the date of grant and expire after the tenth anniversary of the date of grant; options to purchase an aggregate of approximately 201,600 shares of Common Stock are currently outstanding and held by 44 employees. Details of such grants are summarized below:

                               NEW PLAN BENEFITS
================================================================================
                             1997 Stock Option Plan
--------------------------------------------------------------------------------
         Name and Position             Dollar Value($)(1)        Number of Units
--------------------------------------------------------------------------------
Muriel F. Siebert, Chair and                   0                      0
President
--------------------------------------------------------------------------------
Nicholas P. Dermigny, Executive            $246,000                 50,000
Vice President and Chief Operating
Officer
--------------------------------------------------------------------------------
Richard M. Feldman, Executive Vice          $47,200                 10,000
President and Chief Financial
Officer
--------------------------------------------------------------------------------
Executive Group (3 persons)                $293,200                 60,000
--------------------------------------------------------------------------------
Daniel Iesu                                 $73,800                 15,000
--------------------------------------------------------------------------------
Patricia L. Francy                             0                      0
--------------------------------------------------------------------------------
Jane H. Macon                                  0                      0
--------------------------------------------------------------------------------
Monte E. Wetzler                               0                      0
--------------------------------------------------------------------------------
Non-Executive Director Group                   0                      0
(3 persons)
--------------------------------------------------------------------------------
Non-Executive Officer Employee             $696,672                141,600
Group (approximately 42 persons)
--------------------------------------------------------------------------------

     The Company has not determined to whom or how many Options may be granted in the future.

Vote Required

     The Stock Option Plan and the grants made to date thereunder are subject to approval by the affirmative vote of the holders of a majority of all outstanding shares of

----------
(1) The dollar value of the Options granted is estimated as of the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for grants: expected volatility of 0.250, expected life of 10 years, expected dividends of 0% and risk-free interest rate of 6.43%.

Common Stock entitled to vote at the Annual Meeting, with each share of Common Stock having one vote.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "IN FAVOR OF" THE ADOPTION OF THE STOCK OPTION PLAN AS SET FORTH ABOVE.

             APPROVAL OF GRANTING OF STOCK OPTIONS TO NON-EMPLOYEE
                MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY

     On March 11, 1997, each of the non-employee Directors of the Company, including Jane H. Macon, Monte E. Wetzler and Patricia L. Francy, received an option to purchase 10,000 shares of Common Stock at an exercise price of $9.25 per share expiring on the fifth anniversary of the date of grant. Such grants were made outside the Stock Option Plan. New York law requires that such grants be approved by the shareholders of the Company.

Vote Required

     The stock option grants made to date to the non-employee Directors of the Company are subject to approval by the affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting, with each share of Common Stock having one vote.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "IN FAVOR OF" THE ADOPTION OF THE GRANT OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS OF THE COMPANY AS SET FORTH ABOVE.

                  APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF
                                 INCORPORATION

General

     On October 7, 1997, the Board of Directors unanimously adopted an amendment to Article Nine of the present Certificate of Incorporation, as amended. The Shareholders are being asked to approve this amendment to the present Article Nine of the Certificate of Incorporation with respect to indemnification of directors (the "Proposed Amendment"). The Proposed Amendment would revise and restate Article Nine as set forth in full in Annex B to this Proxy Statement. The Board of Directors considers it to be in the best interests of the Company and its Shareholders to indemnify the directors of the Company to the fullest extent permitted by applicable law.

     Additionally, legislation amending the New York Business Corporation Law ("BCL") was recently signed by Governor Pataki. The amendments to the BCL take effect in February 1998. Because certain provisions of the amended BCL require companies to "opt-in," on November 6, 1997, the Board of Directors unanimously approved amending the Certificate of Incorporation as indicated in Annex B. The Board of Directors considers it to be in the best interests of the Company and its Shareholders to amend the Certificate of Incorporation as set forth in Annex B.

     A  brief  summary  of  the  proposed   amendments  to  the  Certificate  of
Incorporation described above is set forth below.

General Information

     Amendments to Article Nine

     The Proposed Amendment to Article Nine is consistent with the BCL which is designed, among other things, to encourage qualified individuals to serve as directors of New York corporations by permitting such corporations to include in their certificates of incorporation a provision limiting or eliminating directors' personal liability for damages for breach of certain duties as a director. An amendment to the certificate of incorporation approved by shareholders is required in order for a corporation to effectuate this limitation of liability.

     In performing their duties, directors of a New York corporation are obligated to exercise their business judgment and to act in good faith and with the degree of care which an ordinarily prudent person in a like position would apply under similar circumstances. Decisions by directors made on an informed basis, in good faith and in the belief that the action taken is in the best interest of the corporation and its shareholders are generally protected by the so-called "business judgment rule," which generally is to the effect that courts should not question the propriety of such decisions. However, because of the expense of defending lawsuits, the frequency with which unwarranted litigation is brought against directors and officers and the inevitable uncertainties as to the application of the business judgment rule to particular facts and circumstances, directors and officers of a corporation, as a practical matter, rely on indemnity from, and insurance procured by, the corporation they serve for the payment of any such expenses or unforeseen liability. For many years, New York (the Company's state of incorporation) has recognized the importance of allowing New York corporations to provide protection against the risk to the personal resources of their directors which arises out of their service as directors.

     The BCL permits New York corporations, with shareholder approval, to amend their certificates of incorporation in order to eliminate or limit the personal liability of directors to a corporation and shareholders for damages arising for breaches of the director's duty. However, the BCL does not permit elimination or limitation of the liability of any director if a judgment or other final adjudication adverse to him or her establishes that (i) his or her acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, (ii) he or she personally derived a financial profit or other advantage to which he or she was not legally entitled, or (iii) his or her action involved (a) an improper declaration of any dividend or other distribution, (b) an improper redemption by the corporation of its own shares,
(c) the distribution of assets to shareholders after dissolution, without paying or adequately providing for, with certain exceptions, known liabilities of the corporation, or (d) the making of an improper loan to a director. Further, liability may not be limited or eliminated for acts or omissions which occurred prior to the filing of an amendment to the corporation's certificate of incorporation containing the limitation on director's liability.

     The Proposed Amendment to the Company's Certificate of Incorporation is intended to afford its directors protection against personal liability to the full extent permitted by the BCL. Affording such protection will have the effect of eliminating the ability of the Company and its Shareholders to recover damages against directors in certain cases. The limitation on directors' personal liability contained in the Proposed Amendment will provide directors with protection against certain types of shareholderderivative actions and other lawsuits brought against directors in the name of the Company or its
Shareholders, the risks of which have traditionally been insured against by directors' and officers' liability insurance. One effect of the amendment may be to eliminate the liability of directors for breaches of duty involving negligence (including gross negligence) in a number of situations, including acquisition transactions. The Proposed Amendment may reduce the likelihood of derivative litigation against directors and may discourage or deter Shareholders or management from bringing a lawsuit against directors for breach of their duty, even though such an action, if successful, might otherwise have benefitted the Company and its Shareholders, and thus could be at the potential expense of the Shareholders. The Proposed Amendment would apply only to claims against a director arising out of his or her role as a director and would not limit, if he or she is also an officer, his or her liability as an officer or his or her responsibilities or liabilities under any other law, such as the federal securities laws. Adoption of the amendment would not affect a director's liabilities for acts or failures to act prior to the time when the amended Article Nine becomes effective.

     The Company's present directors are personally interested in, and will personally benefit from, adoption of the Proposed Amendment, and such interest may conflict with the interest of Shareholders. However, the Company's Board of Directors believes that, by reducing the potential risks of personal liability to directors, the Proposed Amendment will enhance the Company's ability to continue to attract and retain highly qualified directors. The Board of Directors believes that the diligence and care exercised by directors stems primarily from their desire to act in the best interest of the Company and not from a fear of damage awards. Therefore, the Board of Directors believes that the level of care and diligence exercised by the directors will not be lessened by adoption of the proposed amended Article Nine.

     If, after approval by the Shareholders of the amendment to Article Nine, the BCL is amended to authorize corporate action further limiting the personal liability of directors, then the liability of a director of the Company would be eliminated or limited to the fullest extent permitted by the BCL, as so amended, without further amendment of Article Nine.

     "Opt-In" Amendments Under the BCL

     The  Board  of  Directors  has  unanimously   approved  the  following  six
amendments to the Certificate of Incorporation pursuant to the amended BCL.

          1. The Company "opts in" to the amended provisions of Section 615 of the BCL which permit action to by taken by the written consent of holders of less than all of the outstanding shares of the Company, subject to the restrictions set forth in Section 615 of the BCL.

          2. The Company "opts in" to the amended provisions of Section 709 of the BCL which permit certain amendments, as set forth in Section 709 of the BCL, to the Company's Charter so long as such amendment is authorized at a meeting of at least a majority (rather than two-thirds) of the Company's shareholders.

          3. The Company "opts in" to the amended provisions of Section 714 of the BCL which permit the Board of Directors to authorize loans or guarantees to Directors of the Company so long as the Board of Directors determines that such loans or guarantees are in the best interest of the Company.

          4. The Company "opts in" to the amended provisions of Section 903 of the BCL which permit adoption of a plan of merger or consolidation by the holders of a majority (rather than two-thirds) of all of the outstanding shares of the Company entitled to vote thereon.

          5. The Company "opts in" to the amended provisions of Section 909 of the BCL which permit the holders of a majority (rather than two-thirds) of the outstanding shares entitled to vote thereon to approve a sale, lease, exchange or other disposition of all of the assets of the Company.

          6. The Company "opts in" to the amended provisions of Section 1001 of the BCL, which permit dissolution of the Company to be authorized at a meeting of the shareholders by a majority (rather than two-thirds) of all of the outstanding shares entitled to vote thereon.

     These amendments generally make corporate governance of New York corporations more flexible and make it easier for the Company to engage in the actions and transactions specified therein. Many of the amendments to the BCL were made to eliminate arcane and burdensome requirements that were needlessly preventing New York corporations from efficiently exploiting opportunities presented to them and generally causing corporations to incorporate and reincorporate in other states, particularly Delaware. In order to remain competitive and flexible in a rapidly changing economic environment, the Board of Directors believes that it would behoove the Company to adopt the foregoing amendments to the Certificate of Incorporation. Four of the amendments approved by the Board of Directors simply change shareholder voting requirements for approval of certain transactions from a two-thirds majority to a simple majority. One amendment eliminates the requirement of unanimity in written shareholder approvals in favor of a simple majority, while the remaining amendment permits the Board of Directors to approve loans and guarantees to directors of the Company without shareholder approval if such loans are deemed to be in the best interest of the Company.

Vote Required

     The amendments to the Company's Certificate of Incorporation are subject to approval by the affirmative vote of the holders of a majority of the voting power of all shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting, with each share of Common Stock having one vote. If the above amendments are approved, the amended Certificate of Incorporation would become effective upon the filing with the Secretary of State of the State of New York of a Certificate of Amendment to the Company's Certificate of Incorporation, which filing would take place shortly after such approval with respect to the amendments to Article Nine and promptly after the BCL amendments become effective in February 1998 with respect to the amendments under the BCL.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "IN FAVOR OF" THE ADOPTION OF THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AS SET FORTH ABOVE

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed Richard A. Eisner & Company, LLP as independent certified public accountants of the Company for the fiscal year ending December 31, 1997. Although the selection of auditors does not require ratification, the Board has directed that the appointment of Richard A. Eisner & Company, LLP be submitted to Shareholders for ratification because management believes this matter is of such significance as to warrant Shareholder participation. If Shareholders do not ratify the appointment, the Board of Directors, after review by the Audit Committee, will consider the appointment of other independent certified public accountants.

     Representatives of Richard A. Eisner & Company, LLP will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the voting power of all shares of Common Stock present in person or by proxy at the Annual Meeting, with each share of Common Stock having one vote, is required to ratify and approve the appointment of auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION AND APPROVAL OF THE APPOINTMENT OF RICHARD A. EISNER & COMPANY, LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

               SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders of the Company must be received by the Company no later than July 10, 1998 for inclusion in the Company's proxy material for that meeting.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented to the Annual Meeting for action, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on such matters in accordance with their own judgment.

                                       By Order of the Board of Directors

                                       Daniel Iesu
                                          Secretary

Dated:  November 7, 1997

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     A copy of the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 1996 filed with the Securities and Exchange Commission may be obtained without charge (except for exhibits to such annual report, which will be furnished upon payment of the Company's reasonable expenses in furnishing such exhibits) by any such person solicited hereunder by writing to: Daniel Iesu, Secretary, Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022.

                                                                         ANNEX A

                             Siebert Financial Corp.
                             1997 Stock Option Plan

     1. Purpose. The purpose of this Siebert Financial Corp. 1997 Stock Option Plan (the "Plan") is to advance the interests of Siebert Financial Corp. (the "Company") and its shareholders by providing officers and employees of the Company and its subsidiaries with a larger personal and financial interest in the success of the Company through the grant of stock options.

     2. Administration. The Plan shall be administered by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Company (the "Board"). The Committee shall be constituted in such a manner as to satisfy the requirements of applicable law, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule, and the provisions of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall be appointed, and vacancies shall be filled, by the Board. The Committee shall have full power and authority to (i) select the individuals to whom Options (as hereinafter defined) may be granted under the Plan; (ii) determine the number of shares of Common Stock (as hereinafter defined) covered by each Option and the terms and conditions, not inconsistent with the provisions of the Plan, governing such Option; (iii) interpret the Plan and any Option granted thereunder; (iv) establish such rules and regulations as it deems appropriate for the administration of the Plan; and (v) take such other action as it deems necessary or desirable for the administration of the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote. The Committee's interpretation and construction of any provision of the Plan or the terms of any Option shall be conclusive and binding on all parties.

     3. Participants. Options may be granted under the Plan to any officer or employee of the Company.

     4. The Shares. The shares that may be delivered or purchased under the Plan shall not exceed an aggregate of 525,000 shares (subject to adjustment pursuant to Section 7) of common stock, par value $.01 per share, of the Company (the "Common Stock"). Such shares of Common Stock shall be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination or expiration of an Option or otherwise, are no longer subject to an Option may again be subjected to an Option under the Plan.

     5. Options. Options to purchase Common Stock ("Options") shall be evidenced by option agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

          (a) Types of Options. Options granted under the Plan shall, as determined by the Committee at the time of grant, be either Options intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options") or Options not intended to so qualify ("Nonstatutory Stock Options"). Each option agreement shall identify the Option as an Incentive Stock Option or as a Nonstatutory Stock Option.

          (b) Price. The price at which shares of Common Stock may be purchased upon the exercise of an Option granted under the Plan shall be the fair market value of such shares on the date of grant of such Option; provided, however, that an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall have a purchase price for the underlying shares equal to 110% of the fair market value of the Common Stock on the date of grant.

          For purposes of the Plan, the fair market value of a share of Common Stock on a specified date shall be the closing price on such date of the Common Stock on the Nasdaq SmallCap Market or, if no such sale of Common Stock occurs on such date, the fair market value of the Common Stock as determined by the Committee in good faith.

          (c) Per-Participant Limit. No participant may be granted Options during any consecutive 12-month period on more than 100,000 shares of Common Stock (subject to adjustment pursuant to Section 7).

          (d) Limitation on Incentive Stock Options. The aggregate fair market value (determined on the date of grant) of Common Stock for which a participant is granted Incentive Stock Options that first become exercisable during any given calendar year shall be limited to $100,000. To the extent such limitation is exceeded, an Option shall be treated as a Nonstatutory Stock Option.

          (e) Nontransferability. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by the participant. Notwithstanding the foregoing, a participant may transfer any Nonstatutory Option granted under the Plan to the participant's spouse, children and/or grandchildren, or to one or more trusts for the benefit of such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred shall continue to be subject to the same terms and conditions that applied to such Option immediately prior to its transfer (except that such transferred Option shall not be further transferable by the transferee during the transferee's lifetime).

          (f) Term and Exercisability of Options. Options may be granted for terms of not more than 10 years and shall be exercisable in accordance with such terms and conditions as are set forth in the option agreements evidencing the grant of such Options. In no event shall an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

          Except as otherwise provided in Section 5(g), no Option granted under the Plan shall be exercisable by a participant during the first year after the date of grant of such Option.

          (g) Termination of Employment. An Option may not be exercised following a participant's termination of employment except as set forth in this Section 5(g).

               (i) Death, Disability, or Retirement. If a participant's employment terminates by reason of death, permanent disability (within the meaning of Section 22(e)(3) of the Code), or retirement at or after age 65, the participant (or the participant's estate in the event of the participant's death) may, within 90 days following such termination, exercise the Option with respect to all or any part of the shares of Common Stock subject thereto regardless of whether the Option was otherwise exercisable at the time of termination of employment.

               (ii) Other Reasons. If a participant's employment terminates for any reason other than death, permanent disability, or retirement at or after age 65, the participant may, within 30 days following such termination, exercise the Option with respect to all or any part of the shares of Common Stock subject thereto, but only to the extent that such Option was exercisable at the time of termination of employment.

     In no event may an Option be exercised after the expiration of the term of such Option.

          (h) Payment. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Plan shall be made at the time of such exercise. The purchase price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of purchase. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine.

     6. Withholding. No later than the date as of which an amount first becomes includible in the gross income of a participant for Federal income tax purposes with respect to any Option under the Plan, the participant shall pay to the Company, or make arrangement satisfactory to the Committee regarding the payment of, any Federal, state or local taxes required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind due to the participant. Any election made by a participant subject to Section 16(b) of the Exchange Act to have shares of Common Stock withheld in satisfaction of the withholding requirement with respect to such participant's Option shall be subject to the approval of the Committee and shall be in accordance with the requirements of Rule 16b-3 under such Act.

     7. Changes in Capital Structure, etc. In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares shall be increased through the payment of a stock dividend or a dividend on shares of Common Stock of rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject or which may become subject to an Option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and references herein to shares of Common Stock shall be deemed to be references to any such stock or other securities as appropriate. Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock or any stock or other securities into which such shares shall have been changed or for which it shall have be exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under this Plan, such adjustments shall be made in accordance with such determination. Fractional shares resulting from any adjustment in Options pursuant to this Section 7 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     8. Effective Date and Termination of Plan. The Plan shall become effective on the date of its adoption by the Board, subject to the ratification of the Plan by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock. The Plan shall terminate 10 years from the date of its adoption or such earlier date as the Board may determine. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

     9. Amendment. The Board may amend the Plan in any respect from time to time; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or any other rule or regulation. No amendment may, without the consent of a participant, impair such participant's rights under any Option previously granted under the Plan.

     10. Legal and Regulatory Requirements. No Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an Option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with Federal and state laws and regulations. No Option shall be exercisable and no shares shall be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, Federal or state, having jurisdiction over such matters as the Committee may deem advisable.

     11. General Provisions.

          (a) Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any employee any right to the continuation of the employee's employment or services.

          (b) The Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

                                                                         ANNEX B

                           PROPOSED AMENDMENTS TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                             SIEBERT FINANCIAL CORP.

          NINTH: The liability to the Corporation and its shareholders of each and every person who is at any time a director of the Corporation, in such person's capacity as such director, is, and shall be, limited and eliminated to the full extent permitted by law (as now or hereafter in effect). Any repeal or modification of this Paragraph shall not adversely affect any right or protection of any person existing at the time of such appeal or modification.

          TENTH: Whenever the shareholders of the Corporation are required or permitted to take any action by vote, such action may be taken without a meeting upon written consent, setting forth the action so taken and signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

          ELEVENTH: Any amendment hereto which changes or strikes out a provision permitted by BCL Section 709 shall be authorized at a meeting of shareholders by a majority of the votes of all outstanding shares entitled to vote thereon.

          TWELFTH: The Corporation may lend money to or guarantee the obligation of a director of the Corporation if the Board of Directors determines that the loan or guarantee benefits the Corporation and either approves the loan or guarantee or a general plan authorizing loans or guarantees.

          THIRTEENTH: Any plan of merger or consolidation adopted by the Board of Directors of the Corporation pursuant to Section 902 of the BCL shall be adopted at a meeting of shareholders by the holders of a majority of all outstanding shares entitled to vote thereon.

          FOURTEENTH: A sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation pursuant to Section 909 of the BCL shall be approved at a meeting of shareholders by the holders of a majority of all outstanding shares entitled to vote thereon.

          FIFTEENTH: Any dissolution of the Corporation shall be authorized at a meeting of the shareholders by a majority of the votes of all outstanding shares entitled to vote thereon.

                             SIEBERT FINANCIAL CORP.

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 1, 1997

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Daniel Iesu or Nicholas P. Dermigny, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of Siebert Financial Corp., a New York corporation ("Siebert"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Siebert to be held at the Four Seasons Hotel, 57 East 57th Street, New York, New York 10022, on Monday, December 1, 1997 at 9:30 a.m. (local time), or any adjournment thereof, with all the powers the undersigned would have if personally present, on the following matters:

             IMPORTANT: SIGNATURE AND DATE REQUIRED ON REVERSE SIDE

A  [X]   Please mark your
         votes as in this
         example.

           FOR all nominees  WITHHOLD AUTHORITY   Nominees: Muriel F. Siebert
             at the right     to vote for all               Nicholas P. Dermigny
          (except as marked   nominees listed               Patricia L. Francy
            to the contrary)     at right                   Jane H. Macon
                                                            Monte E. Wetzler

1. ELECTION
   OF
   DIRECTORS  __________        ___________

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________


                                                        FOR    AGAINST   ABSTAIN

                         2.   Ratification and approval
                              of the adoption of the
                              Stock Option Plan
                              approved by the Board of
                              Directors.                ____    _____     _____

                         3.   Approval of the granting
                              of stock options to the
                              non-employee members of
                              the Board of Directors of
                              the Company.              ____    _____     _____

                         4.   Ratification and approval
                              of the adoption of
                              certain proposed
                              amendments to the
                              Certificate of
                              Incorporation of the
                              Company.                  ____    _____     _____


                         5.   Ratification of the
                              appointment of Richard A.
                              Eisner & Company, LLP as
                              the Company's independent
                              auditors for the fiscal
                              year ended December 31,
                              1997.                     ____    _____     _____

                         6. In their discretion, the above named proxies are authorized to vote in accordance with their own judgment upon such other business as may Incorporation of the Company. properly come before the meeting.

                         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will `be voted "FOR" items 1, 2, 3, 4 and 5 and the Proxies will use their discretion with respect to any matters referred to in item 6.

                         The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement and hereby revokes any Proxy or Proxies heretofore given. You may strike out the persons named as proxies and designate a person of your choice, and may send this Proxy directly to such person.


SIGNATURE(S):______________  ___________________________  DATED: _________, 1997
                             (Signature if held jointly)

NOTE:Please  complete,  date and sign exactly as your name appears hereon.  When signing as attorney, administrator, executor, guardian, trustee or corporate official, please add your title. If shares are held jointly, each holder should sign.